UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 3, 2008
Date of Report (Date of earliest event reported)

NORPAC TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-27147	95-4705831
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 410 - 103 East Holly Street
Bellingham, WA	98225
(Address of principal executive offices)	(Zip Code)

(360) 201-9591
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES CHANGES IN FISCAL YEAR. OF INCORPORATION OR BYLAWS;

On July 3, 2008, Norpac Technologies, Inc. (the “Company”) filed a Certificate of Designation pursuant to Section 78.195 of the Nevada Revised Statutes designating 50,000,000 of its 100,000,000 authorized shares of Preferred Stock as “Series A Convertible Preferred Stock.”

The Series A Convertible Preferred Stock will automatically convert into common stock of the Company on a one-for-one basis upon the Company increasing its authorized common stock to not less than 150,000,000 shares.

In addition to any class voting rights, the Series A Convertible Preferred Stock shall be entitled to vote on the same basis as common shares as if the Series A Convertible Preferred Stock and the common stock are a single class.

Currently, there are no shares of Series A Convertible Preferred Stock issued and outstanding.

The full text of the Certificate of Designation is attached as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit
Number	Description of Exhibit

3.1	Certificate of Designation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORPAC TECHNOLOGIES, INC.

Date: July 15, 2008
	By:	/s/ John P. Thornton

JOHN P. THORNTON
President and Chief Executive Officer